EXHIBIT 99.2
                                 ------------

                                                                EXECUTION COPY
                                                                --------------





                        RECEIVABLES PURCHASE AGREEMENT


                                    between


                            MERRILL LYNCH BANK USA,

                                   as Seller


                                      and


                         ML ASSET BACKED CORPORATION,

                                 as Purchaser


                           Dated as of May 31, 2005

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.  DEFINITIONS.............................................................1

2.  CONVEYANCE OF THE RECEIVABLES...........................................2

3.  REPRESENTATIONS AND WARRANTIES OF THE SELLER............................4

4.  SELLER COVENANTS........................................................4

5.  SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS.............................4

6.  PROTECTION OF TITLE TO THE PURCHASER....................................5

7.  NOTICES.................................................................5

8.  SUCCESSORS AND ASSIGNS..................................................5

9.  COUNTERPARTS............................................................5

10.  APPLICABLE LAW.........................................................6

         EXHIBIT A........................................................A-1

     This RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of May 31, 2005, between MERRILL LYNCH BANK USA, a Utah industrial bank (the "Seller"), and ML ASSET BACKED CORPORATION, a Delaware corporation (the "Purchaser").

                             PRELIMINARY STATEMENT
                             ---------------------

     Subject to the terms and conditions of this Agreement, the Seller is selling those Receivables identified on Exhibit A to the Purchaser. The Seller had previously acquired the Receivables from: (i) Capital One Auto Finance, Inc. ("COAF") pursuant to the receivables sale and servicing agreement dated as of June 13, 2003 (the "COAF Purchase and Sale Agreement"), between COAF (f/k/a PeopleFirst Finance, LLC) and the Seller, (ii) (a) E-Loan Auto Fund One, LLC pursuant to the purchase and sale agreement, dated as of March 30, 2005 (the "First E-Loan Purchase and Sale Agreement"), between E-Loan AutoFund One, LLC and the Seller and (b) E-Loan, Inc. (together with E-Loan Auto Fund One, LLC, "E-Loan") pursuant to the purchase and sale agreement, dated as of July 14, 2004 (the "Second E-Loan Purchase and Sale Agreement", and together with the First E-Loan Purchase Agreement, the "E-Loan Purchase and Sale Agreements"), between E-Loan Inc. and the Seller, (iii) Ford Motor Credit Company ("Ford Credit") pursuant to (a) the purchase and sale agreement dated as of May 1, 2003 (the "First Ford Credit Purchase and Sale Agreement"), between Ford Credit and the Seller, and (b) the purchase and sale agreement dated as of September 1, 2003 (the "Second Ford Credit Purchase and Sale Agreement", and together with the First Ford Credit Purchase and Sale Agreement, the "Ford Credit Purchase and Sale Agreements"), between Ford Motor and the Seller and (iv) Onyx Acceptance Corporation ("Onyx", and collectively with COAF, E-Loan and Ford Credit, the "Receivables Sellers") pursuant to a sale and servicing agreement dated as of May 22, 2003 (the "Onyx Purchase and Sale Agreement", and collectively with the COAF Purchase and Sale Agreement, the E-Loan Purchase and Sale Agreements and the Ford Credit Purchase and Sale Agreements, the "Purchase and Sale Agreements") between Onyx and the Seller.

     The Purchaser will transfer the Receivables to Merrill Auto Trust Securitization 2005-1, a Delaware statutory trust (the "Issuer") pursuant to a sale and servicing agreement dated as of May 31, 2005 (the "Sale and Servicing Agreement"), among the Issuer, the Depositor and U.S. Bank National Association, as master servicer (in such capacity, the "Master Servicer"). Each Receivables Servicer will act as a servicer with respect to the Receivables under each Receivables Servicing Agreement to which it is a party pursuant to a separate acknowledgement and agreement, each dated as of June 23, 2005 (the "Acknowledgements") each among the related Receivables Servicer, the Seller, the Purchaser and the Master Servicer.

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.
        ------------

     For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Cut-off Date" means the close of business on May 31, 2005.

     "Dealer" means the dealer, if any, who sold a Financed Vehicle and who originated and assigned the respective Receivable to any Receivables Servicer under an existing agreement between such dealer and the Receivables Servicer.

     "Dealer Recourse" means, with respect to a Receivable originated by a Dealer, any and all recourse rights relating to misrepresentation or fraud against the Dealer and any successor Dealer.

     "Financed Vehicle" means a new or used automobile, light-duty truck, Sport-utility vehicle or motorcycle together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Liquidated Receivable" means (i) any Receivable that, by its terms, is in default and as to which the Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle, and
(ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

     "Liquidation Proceeds" means, with respect to any Liquidated Receivable and any determination date, amounts collected from whatever source on such Liquidated Receivable, net of the sum of any amounts expended by the Receivables Servicer pursuant to its customary standards, polices and procedures for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

     "Obligor" means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under a Receivable (not including any Dealer in respect of Dealer Recourse).

     "Person" means any individual, corporation, estate, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Receivable" means a receivable listed on the schedule of receivables attached as Exhibit A hereto (the "Schedule of Receivables") and any amendments, modifications or supplements to such retail installment sale contract. The term "Receivable" does not include any Purchased Receivable.

     Capitalized terms used and not otherwise defined herein (including the Preliminary Statement) shall have the meanings assigned thereto in Appendix A to the Sale and Servicing Agreement.

     2. Conveyance of the Receivables.
        -----------------------------

     In consideration of the Purchaser's payment to the Seller of $1,766,358,574 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all of the Seller's right, title and interest in, to and under the following property whether now owned or existing or hereafter acquired or arising (collectively, the "Purchased Property"):

          (i) the Receivables;

          (ii) monies received thereunder on or after the Cut-off Date;

          (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles and in any other property securing a Receivable;

          (iv) rights to receive proceeds with respect to the Receivables from claims on any insurance policies covering Financed Vehicles or Obligors or from rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables;

          (v) Dealer Recourse, if any;

          (vi) the Receivables Files;

          (vii) all Liquidation Proceeds collected from whatever source on a Liquidated Receivable;

          (viii) the Purchase and Sale Agreements, and to the extent different, the Receivables Servicing Agreements, in each case to the extent related to one or more of the Receivables, including but not limited to each obligation of a Receivables Seller to repurchase Receivables for breaches of representations and warranties and each obligation of a Receivables Servicer to purchase or repurchase Receivables as a remedy for certain breaches under the Receivables Servicing Agreements; and

          (ix) all proceeds of any and every kind delivered with respect to, or derived from the foregoing and any and all other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing and all rights to enforce the foregoing.

     The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property and other rights and property pursuant to this Section 2 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property whether now owned or existing or hereafter acquired or arising and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to the Purchase Price, and in such event, this Agreement shall constitute a security agreement under applicable law. The Seller hereby authorizes the Purchaser or its agents to file such financing statements and continuation statements as the Purchaser may deem advisable in connection with the security interest granted by the Seller pursuant to the preceding sentence.

     3. Representations and Warranties of the Seller.
        --------------------------------------------

     The Seller represents and warrants to, and agrees with, the Purchaser that:

     (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

     4. Seller Covenants.
        ----------------

     The Seller shall cause the following to occur:

     (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (b) The Purchaser shall have received copies of the Purchase and Sale Agreements and the Receivables Servicing Agreements.

     (c) The Purchaser shall have received an opinion of Callister, Nebeker & McCullough, in its capacity as counsel to the Seller, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (d) The Purchaser shall have received evidence satisfactory to it that, within ten days of the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Utah reflecting the transfer of the interest of the Seller in the Purchased Property and the proceeds thereof to the Purchaser.

     The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

     5. Survival of Representations and Obligations.
        -------------------------------------------

     The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Purchased Property.

     6. Protection of Title to the Purchaser.
        ------------------------------------

     (a) The Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Purchased Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller hereby authorizes the filing of such financing statements and continuation statements.

     (b) The Seller shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506(c) or ss. 9-508(b) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     7. Notices.
        -------

     All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to ML Asset Backed Corporation, Four World Financial Center, North Tower - 10th Floor, New York, New York 10800, Facsimile: (212) 449-9015, Attention: Ted Breck; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Merrill Lynch Bank USA, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, Four World Financial Center, New York, New York 10080, facsimile: (212) 449-9023, Attention: John F. Blackburn. Any such notice will take effect at the time of receipt.

     8. Successors and Assigns.
        ----------------------

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

     9. Counterparts.
        ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     10. Applicable Law.
         --------------

     THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                     MERRILL LYNCH BANK USA, as Seller



                                     By: /s/ John F. Blackburn
                                         --------------------------------------
                                         Name:  John F. Blackburn
                                         Title: Authorized Signatory



                                     ML ASSET BACKED CORPORATION, as Purchaser



                                     By: /s/ Theodore F. Breck
                                         --------------------------------------
                                         Name:  Theodore F. Breck
                                         Title: Managing Director

                                                                      EXHIBIT A



Information as to the Receivables as of May 31, 2005. This information may be provided in the form of a computer tape or disk.

                    Please see Schedule A to the Indenture



                                     A-1